SECURITIES
                             AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) APRIL 23, 2004
                                                 ----------------------


                           TENGTU INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)



   DELAWARE                000-29957                     77-0407366
----------------------------------------------------------------------
(State or Other           (Commission                 (I.R.S. Employer
Jurisdiction of           File Number)                Identification No.)



                                 236 Avenue Road
                        TORONTO, ONTARIO, CANADA M5R 2J4
               (Address of Principal Executive Offices) (Zip Code)

                                  416-963-3999
              (Registrant's Telephone Number, Including Area Code)


ITEM  5. OTHER EVENTS AND REGULATION FD DISCLOSURE


         On April 26, 2004, Tengtu International Corp. (the "Company") released the press release annexed hereto as Exhibit 99.1 concerning, among other things, the joint launch with Microsoft (China) of the Tengtu Education Resource for Microsoft (R) Office at the Forum on Software for Computerized Education in Beijing, China on April 23, 2004 and statements by management concerning 18 month and five year sales targets for the product.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Tengtu International Corp.


DATED: April 26, 2004                      By: /s/John Watt, President
                                           ---------------------------




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